TERMS SUPPLEMENT

                                     TO THE

                                MASTER INDENTURE

                          DATED AS OF _______ __, 1998

                                     BETWEEN

                      CRESTAR STUDENT LOAN TRUST __________

                                     ISSUER

                                       AND

                          -----------------------------

                                INDENTURE TRUSTEE


                          -----------------------------



                          DATED AS OF _________________



                                    SECURING

                      CRESTAR STUDENT LOAN TRUST _________

                                 $-------------

                         STUDENT LOAN ASSET BACKED NOTES




                               TABLE OF CONTENTS

                                                                                                                PAGE
                                                                                                                ----


ARTICLE I DEFINITIONS..............................................................................................2


ARTICLE II AUTHORIZATION, TERMS AND ISSUANCE.......................................................................3

         Section 2.1. Authorization of Notes.......................................................................3
         Section 2.2. Purposes.....................................................................................3
         Section 2.3. Terms of the Notes...........................................................................4
         Section 2.4. Interest.....................................................................................4
         Section 2.5. Determination of Interest....................................................................6

ARTICLE III PAYMENTS...............................................................................................7

         Section 3.1. Payments of Interest and Principal...........................................................7
         Section 3.2. Early Payment................................................................................7

ARTICLE IV MISCELLANEOUS...........................................................................................7

         Section 4.1. Adoption of This Terms Supplement............................................................7
         Section 4.2. Counterparts. ...............................................................................7
         Section 4.3. Indenture Constitutes a Security Agreement...................................................7
         Section 4.4. Governing Law................................................................................8
         Section 4.5. Ratification of Indenture....................................................................8


EXHIBIT A                  Form of Senior LIBOR Rate Note
EXHIBIT B                  Form of Subordinated LIBOR Rate Note
EXHIBIT C                  Form of Trust Receipt and Certification

SCHEDULE A                 Schedule of Financed Student Loans

         THIS TERMS SUPPLEMENT, dated as of ___________ 1, ____, between CRESTAR STUDENT LOAN TRUST ______, a Delaware business trust (the "Issuer") acting through _______________________________, a [national banking association], not in its individual capacity but solely as eligible lender trustee (the "Eligible Lender Trustee"), and _____________________, a New York banking corporation duly established, existing and authorized to accept and execute trusts of the character herein set out under and by virtue of the laws of the State of New York, with its principal corporate trust office in New York, New York (the "Indenture Trustee"), as Indenture Trustee under an Indenture dated as of _____________, 1998, as may be further amended and supplemented from time to time (the "Indenture").

                              PRELIMINARY STATEMENT

         Section 2.3 of the Indenture provides, among other things, that the Issuer, as provided in the Trust Agreement, and the Indenture Trustee may enter into an indenture supplemental to the Indenture for the purpose of authorizing the Notes and to specify certain terms of such Notes. The Issuer has duly authorized the creation of Notes in an aggregate principal amount not to exceed $___________ to be known as the Issuer's Student Loan Asset Backed Notes (the "Notes"), and the Issuer and the Indenture Trustee are executing and delivering this Terms Supplement in order to provide for the Notes.

                                GRANTING CLAUSES

         The Issuer hereby Grants to the Indenture Trustee, for the exclusive benefit of the Noteholders, all of the Issuer's right, title and interest in and to (a) the Financed Student Loans listed in the Schedule of Financed Student Loans (as such Schedule may be amended or supplemented from time to time including, but not limited to, for purposes of adding any Subsequent Financed Student Loans acquired by the Trust during the Subsequent Finance Period) and all obligations of the Obligors thereunder including all moneys paid thereunder (other than Interest Subsidy Payments and Special Allowance Payments payable to the Cut-off Date (or with respect to the Subsequent Financed Student Loans, through the applicable Subsequent Cut-off Date)), and all written communications received from the Transferor with respect thereto (including borrower correspondence, notices of death, disability or bankruptcy and requests for deferrals or forbearance), on or after the Cut-off Date (or with respect to the Subsequent Financed Student Loans, after the applicable Subsequent Cut-off
Date), (b) all funds on deposit from time to time in the Trust Accounts (other than the Certificate Distribution Account) and in all investments and proceeds thereof (including all income thereon), (c) the Issuer's right, title and interest in the Sales Agreement and the Transfer and Servicing Agreement, and
(d) all proceeds of the foregoing, including without limitation any proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property. Such Grants are made, however, in trust, to secure the Notes, equally and ratably without prejudice, priority or distinction, between any Note and any other Note by reason of difference in time of issuance or otherwise, provided, however, that the Class B Notes are subordinated to all amounts owing on the Class A Notes (other than Carryover Interest) as described herein, in the Indenture or any other Basic Document; and to secure (i) the payment of all amounts due on the Notes, as such amounts become due in accordance with their terms, (ii) the payment of all other sums payable under the Indenture, this Terms Supplement, or any other Basic Document with respect to the Notes and (iii) compliance with the provisions of the Indenture, this Terms Supplement or any other Basic Document with respect to the Notes, all as provided in the Indenture and this Terms Supplement.

         The Indenture Trustee acknowledges such Grant, accepts the trusts hereunder in accordance with the provisions hereof and of the Indenture and agrees to perform the duties herein or therein required.

                                    ARTICLE I

                                   DEFINITIONS

         Capitalized terms used herein and not otherwise defined shall have the meanings set forth in Exhibit A to the Standard Terms to Transfer and Servicing Agreement and Article I of the Transfer and Servicing Agreement. Exhibit A to the Standard Terms to Transfer and Servicing Agreement also contains rules of usage that shall be applicable herein. Additionally, the following terms shall be as defined below.

         "Authorized Denominations" means, with respect to each Class of Notes, $50,000 and integral multiples of $1,000 in excess thereof.

         "Book-Entry Form" or "Book-Entry System" means a form or system under which (i) the beneficial right to principal and interest may be transferred only through a book-entry, (ii) physical securities in registered form are issued only to a Depository or its nominee as registered owner, with the securities "immobilized" to the custody of the Depository, and (iii) the book-entry is the record that identifies the owners of beneficial interests in that principal and interest.

         "Class A Notes" has the meaning set forth in Section 2.1 herein.

         "Class B Notes" has the meaning set forth in Section 2.1 herein.

         "Class Interest Rate" means with respect to i)" (i) the Class A Notes, each variable rate of interest per annum borne by the Class A Notes during each Interest Accrual Period and determined in accordance with the provisions of
Section 2.4 and 2.5 hereof; and ii)" (ii) the Class B Notes, each variable rate of interest per annum borne by the Class B Notes during each Interest Accrual Period and determined in accordance with the provisions of Sections 2.4 and 2.5 hereof.

         "Directing Notes" means, for so long as the Class A Notes are Outstanding, the Class A Notes, and thereafter, the Class B Notes.

         "Formula Rate" means, (i) with respect to the Class A Notes for any Interest Accrual Period, One-Month LIBOR as of the related Interest Determination Date plus ___% per annum and (ii) with respect to the Class B Notes for any Interest Accrual Period, One-Month LIBOR as of the related Interest Determination Date plus ___% per annum, but in either case not more than [18]% per annum.

         "Legal Final Maturity" means (i) ____________ with respect to the Class A Notes, and (ii) _____________ with respect to the Class B Notes.

         "Notes" has the meaning set forth in the Preliminary Statement.

         "Program Operating Expense Percentage" means a fraction (expressed as a percentage and calculated as of the end of each calendar quarter by the Administrator) the numerator of which is the annualized operating expenses of the Issuer for the calendar month then ended, including, without limitation, Transaction Fees, and the denominator of which is the Pool Balance as of the last day of such calendar quarter.

         "Sales Agreement" means the agreement of that name by and among the Transferor, the Depositor and the Eligible Lender Trustee, dated as of _________ 1, ____, whereby the Transferor sold the Financed Student Loans to the Depositor.

         "Senior Notes" means the Class A Notes.

         "Subordinated Notes" means the Class B Notes.

         "Terms Supplement" means this Terms Supplement, as from time to time amended or supplemented.

         "Transfer and Servicing Agreement" means the agreement of that name by and among the Depositor, the Issuer, the Eligible Lender Trustee, the Master Servicer and the Administrator, dated as of _____, __, which incorporates by reference the Standard Terms thereto.

                                   ARTICLE II

                        AUTHORIZATION, TERMS AND ISSUANCE

SECTION 2.1.      AUTHORIZATION OF NOTES.

         There is hereby authorized the borrowing of funds, and to evidence such borrowing there are hereby authorized two Classes of Notes (collectively, the "Notes"), designated as (i) the "Crestar Student Loan Trust _____ , Senior LIBOR Rate Class A Student Loan Asset Backed Notes" (the "Class A Notes") in the aggregate principal amount of $_________, and (ii) the "Crestar Student Loan Trust ______, Subordinate LIBOR Rate Class B Student Loan Asset Backed Notes" (the "Class B Notes") in the aggregate principal amount of $_________.

SECTION 2.2.      PURPOSES.

         The Notes are authorized to finance the acquisition by the Issuer of Financed Student Loans, and to make deposits to the Trust Accounts required hereby.

SECTION 2.3.      TERMS OF THE NOTES.

    (a) The Notes shall be issued in fully registered form, in substantially the forms set forth in Exhibit A hereof (with respect to the Class A Notes) and Exhibit B (with respect to the Class B Notes), in each case with such variations, omissions and insertions as may be required by the circumstances, as may be required or permitted by the Indenture and this Terms Supplement, or be consistent with the Indenture and this Terms Supplement and necessary or appropriate to conform to the rules and requirements of any governmental authority or any usage or requirement of law with respect thereto.

    (b) The Notes may be issued only in Authorized Denominations. The Notes shall be dated as of the Closing Date. The Notes shall be issued to a Depository for use in a Book-Entry System in accordance with the provisions of Section 2.14 of the Master Indenture.

    (c) Interest on each Note shall accrue on the Outstanding Amount of such Note until such Note has been paid in full or payment has been duly provided for, as the case may be, and shall accrue from the later of the Closing Date or the most recent Payment Date to which interest has been paid or duly provided for. Each Note shall bear interest at an interest rate determined in accordance with the provisions and subject to the limitations set forth herein, and interest on Notes shall be paid for the related Interest Payment Period on each Payment Date (or on each Quarterly Payment Date in the case of the Class B Notes).

    (d) Principal will be paid on the Notes on each Payment Date (or on each Quarterly Payment Date in the case of the Class B Notes) in an amount and priorities set forth in the Transfer and Servicing Agreement and the Indenture. Each Class of Notes will mature on its Final Legal Maturity.

    (e) Except as otherwise set forth in the Indenture and the Transfer and Servicing Agreement, the rights of the Class B Noteholders to receive payments of interest shall be subordinated to the prior rights of the Class A Noteholders to receive all payments of interest to which they are entitled and, after each Class of Notes has received the full amount of interest to which it is entitled, the rights of the Class B Noteholders to receive payments of principal shall be subordinated to the prior rights of the Class A Noteholders to receive all payments of principal to which they are entitled.

SECTION 2.4.      INTEREST.

    (a) During the first Interest Accrual Period, the Class A Notes shall bear interest at ___% per annum, and the Class B Notes shall bear interest at ___% per annum. Thereafter, each Class of Notes shall bear interest during each Interest Accrual Period at the lesser of (i) the Formula Rate or (ii) the Net Loan Rate for such Interest Accrual Period; provided, however, that no determination of the Net Loan Rate is required to be made on an Interest Determination Date unless One-Month LIBOR as of the preceding Interest Determination Date exceeds by more than 100 basis points the average of the bond equivalent rates of the 91-day Treasury bills auctioned to the preceding Interest Determination Date during the calendar quarter in which such preceding Interest Determination Date occurs (or in the case of the initial Interest Determination Date, the Closing Date).

    (b) Interest shall accrue daily on each Class of Notes at the related Class Interest Rate and shall be computed for the actual number of days elapsed in such Interest Accrual Period on the basis of a year consisting of 360 days.

    (c) If the Class Interest Rate applicable to a Class of Notes for any Interest Period is the Net Loan Rate, the Master Servicer shall determine the Carryover Interest with respect to such Class of Notes for such Carryover Interest Accrual Period. Such Carryover Interest shall bear interest calculated at the Formula Rate for such Class from the Payment Date for the Interest Accrual Period with respect to which such Carryover Interest was calculated, until paid. For purposes of this Terms Supplement, any reference to "principal" or "interest" herein shall not include within the meaning of such words Carryover Interest or any interest accrued on any such Carryover Interest. Such Carryover Interest shall be separately calculated for each Note of such Class by the Master Servicer during such Interest Period in sufficient time for the Indenture Trustee to give notice to each Noteholder of such Carryover Interest as required in the next succeeding sentence. On the Quarterly Payment Date for an Interest Accrual Period with respect to which such Carryover Interest for a Class of Notes has been calculated by the Master Servicer, the Indenture Trustee shall give written notice to each Noteholder of the applicable Class of the Carryover Interest applicable to each Noteholder's Note of such Class, which written notice may be included in any other written statement sent by the Indenture Trustee to such Noteholders, and shall be mailed on such Payment Date by first-class mail, postage prepaid, to each such Noteholder at such Noteholder's address as it appears on the registration books maintained by the Note Registrar.

    (d) The Carryover Interest for a Class of Notes shall be paid by the Indenture Trustee on Outstanding Notes of such Class on the first occurring Quarterly Payment Date for such Class if and to the extent funds are available therefor, in accordance with all priorities set forth in the Transfer and Servicing Agreement. To the extent that any portion of the Carryover Interest for a Class of Notes remains unpaid after payment of a portion thereof, and subject to the next sentence below, such unpaid portion of the Carryover Interest shall be paid in whole or in part as required hereunder until fully paid by the Indenture Trustee on the next occurring Quarterly Payment Date or Dates, as necessary, to the extent funds are available therefor in accordance with all priorities set forth in the Transfer and Security Agreement. Any Carryover Interest (and any interest accrued thereon) on any Note which is due and payable on the earlier of the Payment Date on which the Outstanding Amount of such Class is reduced to zero and the related Legal Final Maturity Date for such Class shall be paid to the Noteholder thereof on such Legal Final Maturity to the extent that moneys are available therefor in accordance with the provisions of this Terms Supplement and the Transfer and Servicing Agreement; provided, however, that any amount of Carryover Interest with respect to a Class of Notes remaining after the earlier of the Payment on which the Outstanding Amount of such Class has been reduced to zero and the distribution of all Available Funds on the Legal Final Maturity of such Class of Notes, will never become due and payable and will be discharged as to the applicable Class of Notes on such date. On any Quarterly Payment Date on which the Indenture Trustee pays only a portion of the Carryover Interest on a Note of such Class, the Indenture Trustee shall give written notice in the manner set forth in the immediately preceding paragraph to the Noteholders of such Note receiving such partial payment of the Carryover Interest remaining unpaid on such Note.

    (e) The failure to pay the aggregate amount of Carryover Interest as a result of insufficient Available Funds will not result in the occurrence of an Event of Default.

    (f) In the event that the Master Servicer no longer determines, or fails to determine, when required, the Class Interest Rate with respect to a Class of Notes, or, if for any reason such manner of determination shall be held to be invalid or unenforceable by a court of competent jurisdiction, the Class Interest Rate for the next succeeding Interest Accrual Period for such Class of Notes shall be determined by the Indenture Trustee provided it is notified in writing by the Master Servicer on or prior to the Interest Determination Date, or, if the Indenture Trustee fails to make such determinations, such Class Interest Rate shall be the Net Loan Rate for such next succeeding Interest Accrual Period.

    (g) In no event shall the cumulative amount of interest paid or payable on a Class of Notes (including interest calculated as provided herein, plus any other amounts that constitute interest on the Notes of such Class under applicable law, which are contracted for, charged, reserved, taken or received pursuant to the Notes of such Class or related documents) calculated from the date of issuance of the Notes of such Class through any subsequent day during the term of the Notes of such Class or otherwise prior to payment in full of the Notes of such Class exceed the amount permitted by applicable law. If the applicable law is ever judicially interpreted so as to render usurious any amount called for under the Notes of such Class or related documents or otherwise contracted for, charged, reserved, taken or received in connection with the Notes of such Class, or if the acceleration of the maturity of the Notes of such Class results in payment to or receipt by the Noteholder or any former Noteholder of the Notes of such Class of any interest in excess of that permitted by applicable law, then, notwithstanding any provision of the Notes of such Class or related documents to the contrary, all excess amounts theretofore paid or received with respect to the Notes of such Class shall be credited on the principal balance of the Notes of such Class (or, if the Notes of such Class have been paid or would thereby be paid in full, refunded by the recipient thereof), and the provisions of the Notes of such Class and related documents shall automatically and immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for under the Notes of such Class and under the related documents.



SECTION 2.5.      DETERMINATION OF INTEREST.

    (a) On each Interest Determination Date, the Master Servicer shall determine the Formula Rate for each Class of Notes that will be applicable to the Interest Accrual Period immediately following such Interest Determination Date. In connection therewith, the Master Servicer shall calculate One-Month LIBOR, and shall notify the Indenture Trustee and the Eligible Lender Trustee in writing of One-Month LIBOR. The determination by the Master Servicer of One-Month LIBOR shall (in the absence of manifest error) be final and binding upon all parties. On each Interest Determination Date, the Master Servicer also shall determine the Net Loan Rate for the related Interest Period when required pursuant to Section 2.4(a). Based upon such calculations, the Master Servicer shall determine the Class Interest Rate applicable to each Class of Notes for the applicable Interest Accrual Period.

    (b) The determination of a Class Interest Rate by the Master Servicer or the Indenture Trustee or any other Person pursuant to the provisions of this
Article II shall be conclusive and binding on the Noteholders of the Class of Notes to which such Class Interest Rate applies, and the Issuer and the Indenture Trustee may rely thereon for all purposes.

                                   ARTICLE III

                                    PAYMENTS

SECTION 3.1.      PAYMENTS OF INTEREST AND PRINCIPAL.

         The Indenture Trustee shall make distributions from and to the several Trust Accounts in the manner provided for in Article IV of the Transfer and Servicing Agreement, as such Article may be amended from time to time. All principal payments of Notes of any Class shall be made pro rata to the Noteholders of such Class. No later than each Payment Determination Date, the Master Servicer shall compute the Principal Factor of each Class of Notes for the upcoming Payment Date and shall notify the Indenture Trustee in writing of such Principal Factors.

SECTION 3.2.      EARLY PAYMENT.

         The Notes shall be subject to early repayment upon sale of the Financed Student Loans as provided in Article V of the Transfer and Servicing Agreement.

                                   ARTICLE IV

                                  MISCELLANEOUS

SECTION 4.1.      ADOPTION OF THIS TERMS SUPPLEMENT.

         This Terms Supplement is adopted pursuant to the provisions of the Indenture.

SECTION 4.2.      COUNTERPARTS.

         This Terms Supplement may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

SECTION 4.3.      INDENTURE CONSTITUTES A SECURITY AGREEMENT.

         This Terms Supplement constitutes a security agreement for the purposes of the Uniform Commercial Code. The Indenture Trustee hereby appoints _______________ as custodian of the Financed HEAL Loans solely for the purpose of maintaining in _________ the instruments evidencing such Financed HEAL loans.

SECTION 4.4.      GOVERNING LAW.

         This Terms Supplement shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 4.5.      RATIFICATION OF INDENTURE.

         As supplemented by this Terms Supplement, the Indenture is in all respects ratified and confirmed, and the Indenture so supplemented by this Terms Supplement shall be read, taken and construed as one and the same instrument. Each addition to and amendment of the Indenture contained herein is solely for purposes of the Notes. If any term of this Terms Supplement conflicts with any term of the Indenture, this Terms Supplement shall control for purposes of the Notes.

         IN WITNESS WHEREOF, the parties hereto have caused this Terms Supplement to be duly executed as of the day and year first above written.


                            CRESTAR STUDENT LOAN TRUST _____


                            By:      _______________________,
                                     not in its individual capacity but solely
                                     as Eligible Lender Trustee


                            By:      _______________________
                                     Name:
                                     Title:   Trust Officer


                            ____________________________, not in its
                            individual capacity but solely as
                            Indenture Trustee



                            By:________________________________
                                 Name:
                                 Title:

COMMONWEALTH OF VIRGINIA,                            )
                                                     )        ss:
CITY OF RICHMOND,                                    )

         BEFORE ME, the undersigned authority, a Notary Public in and for said county and state, on this day personally appeared ________________________________, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said [Assistant] Vice President of _________________________, not in its individual capacity but solely as Eligible Lender Trustee of CRESTAR STUDENT LOAN TRUST ______, a Delaware trust, and that he executed the same as the act of said trust for the purpose and consideration therein expressed, and in the capacities therein stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the ____ day of
___________.

                                           ______________________________
                                           Notary Public in and for
                                           the Commonwealth of Virginia.



[SEAL]

My commission expires:

________________________

STATE OF NEW YORK,                                   )
                                                     )        ss:
COUNTY OF NEW YORK                                   )

         BEFORE ME, the undersigned authority, a Notary Public in and for said county and state, on this day personally appeared __________________________________, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said _______________________, a New York banking corporation, and that she executed the same as the act of said corporation for the purpose and consideration therein expressed, and in the capacities therein stated.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the ____ day of ________.


                                           -------------------------------
                                           Notary Public in and for
                                           the State of New York


[SEAL]

My commission expires:

_________________________

                                    EXHIBIT A

                        [FORM OF SENIOR LIBOR RATE NOTE]

                        CRESTAR STUDENT LOAN TRUST 1997-1
            SENIOR LIBOR RATE CLASS A STUDENT LOAN ASSET BACKED NOTE

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS NOTE DOES NOT REPRESENT DEPOSITS OR OBLIGATIONS OF OR INTEREST IN CRESTAR BANK, CRESTAR SECURITIZATION, LLC, _______________, ____________________,
_______________________________________ OR _____________________.

THIS NOTE IS NOT GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENTAL AGENCY.



No. A- _____                                                                                          $_________


                                  LEGAL                                         CLASS
                                  FINAL                  DATED                INTEREST
           Class                MATURITY                 DATE                   RATE                       CUSIP
           -----                --------                 ----                   ----                       -----

             A                                                               One-Month
                                                                               LIBOR
                                                                             [-]  [+]
                                                                              ___% as
                                                                              herein
                                                                             provided



REGISTERED NOTEHOLDER:                                        CEDE & CO.

         CRESTAR BANK STUDENT LOAN TRUST _________, a Delaware business trust (the "Issuer"), for value received, promises to pay, from the sources herein described, to the Registered Noteholder identified above, or registered assigns, upon presentation and surrender hereof at the Corporate Trust Office of ______________________, as Paying Agent, or at the principal office of any successor or additional Paying Agent, the principal amount identified above on the Legal Final Maturity identified above, and to pay to the registered owner hereof, interest and principal hereon in lawful money of the United States of America at the Class Interest Rate on the dates as provided herein. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings given to such terms in the Indenture dated as of ________________ (the "Master Indenture") and as supplemented by a Terms Supplement dated as of ________________, (the "Terms Supplement" and, together with the Master Indenture, the "Indenture") between the Issuer and _____________________, as Indenture Trustee, as further amended and supplemented from time to time.

         This is one of a duly authorized issue of notes of the Issuer designated as "Crestar Student Loan Trust ______, Senior LIBOR Rate Class A Student Loan Asset Backed Notes", in the aggregate principal amount of $ (herein referred to as the "Class A Notes," and together with the Crestar Student Loan Trust ______, Subordinate LIBOR Rate Class B Student Loan Asset Backed Notes in the aggregate principal amount of $_________ (the "Class B Notes"), the "Notes") issued under the Indenture. The Notes are issued to finance the acquisition of Financed Student Loans by the Trust, and to make certain deposits into the Pledged Accounts.

         The Notes are secured under the Indenture which, together with certain other documents, assigns to the Indenture Trustee for the benefit of the Noteholders all the rights and remedies of the Issuer under certain Financed Student Loans and rights under various contracts providing for the issuance, guarantee and servicing of such Financed Student Loans. Reference is hereby made to the Indenture for the provisions, among others, with respect to the custody and application of the proceeds of the Notes, the nature and the extent of the liens and security of the Indenture, the collection and disposition of revenues, the funds charged with and pledged to the payment of the principal of and the interest on the Notes, the rights, duties and immunities of the Indenture Trustee, the rights of the registered owners of the Notes, and the rights and obligations of the Issuer. By the acceptance of this Note, the registered owner hereof assents to all of the provisions of the Indenture.

         Distributions of principal and interest will made on each Distribution Date to the holders of this Note in the manner described in the Transfer and Servicing Agreement.

         The rate of interest on the Class A shall be determined in accordance with the Terms Supplement.

         If an Event of Default as defined in the Indenture occurs, the principal of and interest on all Notes issued under the Indenture may be declared due and payable upon the conditions and in the manner and with the effect provided in the Indenture. The Indenture and the rights and obligations of the Issuer, the Indenture Trustee and the Noteholder hereof may be modified or amended in the manner and subject to the conditions set forth in the Indenture.

         The holder of this Note shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any Event of Default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture.

         The transfer of this Note may be registered only upon surrender hereof to the Indenture Trustee together with an assignment duly executed by the registered owner or its attorney or legal representative in such form as shall be satisfactory to the Indenture Trustee. Upon any such registration of transfer of this Note and subject to the payment of any fees and charges as provided by the Indenture, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver in exchange for this Note a new Note or Notes registered in the name of the transferee, in any denomination or denominations authorized by the Indenture, of the same maturity and in an aggregate principal amount equal to the unredeemed principal amount of this Note and bearing the same interest as this Note.

         In any case where the date fixed for the payment of principal of or interest on this Note shall not be a Business Day, then payment of such principal or interest need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the date fixed for the payment thereof.

         This Note shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the certificate of authentication hereon shall have been manually signed by the Indenture Trustee.

         IN WITNESS WHEREOF, the Issuer has caused this Note to be executed in its name by the manual or facsimile signature of an Authorized Officer.




                                     CRESTAR STUDENT LOAN TRUST ________


                                     By:    __________________________________,
                                            not in its individual capacity but
                                            solely as Eligible Lender Trustee


                                     By: _______________________________________
                                            Its Authorized Officer

                          CERTIFICATE OF AUTHENTICATION

         This Note is one of the Class A Notes designated in and issued under the provisions of the within mentioned-Indenture.

-----------------------
New York, New York, as
Indenture Trustee



By:___________________________
    Authorized Representative


Date of Authentication:

                                   ASSIGNMENT


         FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto ______________________, the within Note and irrevocably appoints ________________________, attorney-in-fact, to transfer the within Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ____________                         _____________________________

NOTICE: The signature to                    Signature Guaranteed:
this assignment must
correspond with the name as                 _____________________________
it appears upon the face of
the within Note in every
particular, without any
alteration whatsoever.

Name and Address: ___________________________

Tax Identification Number or
Social Security Number(s): __________________________

                                    EXHIBIT B

                      [FORM OF SUBORDINATE LIBOR RATE NOTE]

                   CRESTAR STUDENT LOAN TRUST _______________
          SUBORDINATE LIBOR RATE CLASS B STUDENT LOAN ASSET BACKED NOTE


UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS NOTE DOES NOT REPRESENT DEPOSITS OR OBLIGATIONS OF OR INTEREST IN CRESTAR BANK, CRESTAR SECURITIZATION LLC _______________, ___________________,
___________________ OR ________________________.

THIS NOTE IS NOT GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENTAL AGENCY.




No. B-_______                                                                           $_______

                                          LEGAL                                     CLASS
                                          FINAL                DATED              INTEREST
           Class                        MATURITY               DATE                 RATE                   CUSIP
           -----                        --------               ----                 ----                   -----
           B                                                                     One-Month
                                                                               Libor +_____%
                                                                                 as herein
                                                                                 provided



REGISTERED NOTEHOLDER:                                               CEDE & CO.

         CRESTAR BANK STUDENT LOAN TRUST ______, a Delaware business trust (the "Issuer"), for value received, promises to pay, from the sources herein described, to the Registered Noteholder identified above, or registered assigns, upon presentation and surrender hereof at the Corporate Trust Office of _____________________, as Paying Agent, or at the principal office of any successor or additional Paying Agent, the principal amount identified above on the Legal Final Maturity identified above, and to pay to the registered owner hereof, interest and principal hereon in lawful money of the United States of America at the Class Interest Rate on the dates as provided herein. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings given to such terms in the Indenture dated as of ________________ (the "Master Indenture"), as supplemented by the Terms Supplement dated as of ________________, (the "Terms Supplement" and, together with the Master Indenture, the "Indenture") between the Issuer and _____________________, as Indenture Trustee, as further amended and supplemented from time to time.

         This is one of a duly authorized issue of notes of the Issuer designated as "Crestar Student Loan Trust ______, Subordinate LIBOR Rate Class B Student Loan Asset Backed Notes", in the aggregate principal amount of $_________ (herein referred to as the "Class B Notes," and together with the Crestar Student Loan Trust ______, Senior LIBOR Rate Class A Student Loan Asset Backed Notes in the aggregate principal amount of $___________, the "Notes") issued under the Indenture. The Notes are issued to finance the acquisition of Financed Student Loans by the Trust, and to make certain deposits into the Pledged Accounts.

         The Notes are secured under the Indenture which, together with certain other documents, assigns to the Indenture Trustee for the benefit of the Noteholders all the rights and remedies of the Issuer under certain Financed Student Loans and rights under various contracts providing for the issuance, guarantee and servicing of such Financed Student Loans. Reference is hereby made to the Indenture for the provisions, among others, with respect to the custody and application of the proceeds of the Notes, the nature and the extent of the liens and security of the Indenture, the collection and disposition of revenues, the funds charged with and pledged to the payment of the principal of and the interest on the Notes, the rights, duties and immunities of the Indenture Trustee, the rights of the registered owners of the Notes, and the rights and obligations of the Issuer. By the acceptance of this Note, the registered owner hereof assents to all of the provisions of the Indenture.

                  DISTRIBUTIONS OF INTEREST AND PRINCIPAL ON THE CLASS B NOTES ARE SUBORDINATED IN PRIORITY OF PAYMENT TO DISTRIBUTIONS OF INTEREST AND PRINCIPAL ON THE CLASS A NOTES AS DESCRIBED IN THE TERMS SUPPLEMENT AND THE TRANSFER AND SERVICING AGREEMENT.

         Distributions of principal and interest on this Class B Note will made on each Quarterly Distribution Date to the holders of this Class B Note in the manner described in the Transfer and Servicing Agreement.

         The rate of interest on the Class B Notes shall be determined in accordance with the Terms Supplement.

         If an Event of Default as defined in the Indenture occurs, the principal of and interest on all Notes issued under the Indenture may be declared due and payable upon the conditions and in the manner and with the effect provided in the Indenture. The Indenture and the rights and obligations of the Issuer, the Indenture Trustee and the Noteholder hereof may be modified or amended in the manner and subject to the conditions set forth in the Indenture.

         The holder of this Note shall have no right to enforce the provisions of the Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any Event of Default under the Indenture, or to institute, appear in or defend any suit or other proceeding with respect thereto, except as provided in the Indenture.

         The transfer of this Note may be registered only upon surrender hereof to the Indenture Trustee together with an assignment duly executed by the registered owner or its attorney or legal representative in such form as shall be satisfactory to the Indenture Trustee. Upon any such registration of transfer of this Note and subject to the payment of any fees and charges as provided by the Indenture, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver in exchange for this Note a new Note or Notes registered in the name of the transferee, in any denomination or denominations authorized by the Indenture, of the same maturity and in an aggregate principal amount equal to the unredeemed principal amount of this Note and bearing the same interest as Note.

         In any case where the date fixed for the payment of principal of or interest on this Note shall not be a Business Day, then payment of such principal or interest need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the date fixed for the payment thereof.

         It is hereby certified, recited and declared that all acts, conditions and things required to have happened, to exist and to have been performed precedent to and in the execution and delivery of the Indenture and issuance of this Note have happened, do exist and have been performed in due time, form and manner as required by law.

         This Note shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the certificate of authentication hereon shall have been manually signed by the Indenture Trustee.

         IN WITNESS WHEREOF, the Issuer has caused this Note to be executed in its name by the manual or facsimile signature of an Authorized Officer.

                       CRESTAR STUDENT LOAN TRUST ______


                       By:      _______________________________, not in its
                       individual capacity but solely as Eligible Lender Trustee


                       By: _____________________________________
                                Its Authorized Officer

                          CERTIFICATE OF AUTHENTICATION

         This Note is one of the Class B Notes designated in and issued under the provisions of the within mentioned Indenture.

---------------------------
New York, New York, as
Indenture Trustee


By: ____________________________
Authorized Representative



Date of Authentication:

--------------------------------

                                   ASSIGNMENT


         FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto ___________________, the within Note and irrevocably appoints ____________________, attorney-in-fact, to transfer the within Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ____________                        _____________________________

NOTICE: The signature to            Signature Guaranteed:
this assignment must
correspond with the name as                 _____________________________
it appears upon the face of
the within Note in every
particular, without any
alteration whatsoever.

Name and Address: ___________________________

Tax Identification Number or
Social Security Number(s): __________________________

                                    EXHIBIT C


                         TRUST RECEIPT AND CERTIFICATION


-------------------------

-------------------------
New York, New York 10006

         Re: The Indenture between Crestar Student Loan Trust ______ an ______________, dated as of ________________ , as
                  Supplemented  by a Terms Supplement, dated as of ____________.

Ladies and Gentlemen:

         In accordance with the provisions of Section 4.3 of the above-referenced Terms Supplement, the undersigned, as Custodian, hereby certifies as to each HEAL Loan in the Schedule of Financed Student Loans that it has received the original HEAL Note relating thereto. The Custodian makes no representations as to and shall not be responsible to verify (i) the validity, legality, enforceability, sufficiency, due authorization or genuineness of any of the documents contained in each custodial file or of any of the HEAL Loans, or (ii) the collectibility, insurability, effectiveness or suitability of any such HEAL Loan.

         The Custodian hereby confirms that it is holding the HEAL Notes as agent and bailee of, and custodian for the exclusive use and benefit, and subject to the sole direction, of the Indenture Trustee pursuant to the terms and conditions of the Indenture. The Custodian agrees to hold such HEAL Notes continuously in the ____________________________, without the prior approval of
______________________.

         This Trust Receipt and Certification is not divisible or negotiable.

         Capitalized terms used herein shall have the meaning ascribed to them in the Indenture.


                                   -------------------------------------

                                   -------------------------------------,
                                               Custodian


                                   By:_________________________________________
                                   Name:________________________________________
                                   Title:_______________________________________